SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 26, 2007

TRULITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51696	20-1372858
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 HOUSTON CENTER
1401 McKINNEY STREET, SUITE 900
HOUSTON, TX 77010-4035
(Address of principal executive offices including Zip Code)

(713) 888-0660

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On November 26, 2007, Trulite, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”), with Standard Renewable Energy Group, LLC (“SREG”). Pursuant to the terms of the Purchase Agreement, the Company sold a total of 2,400,000 shares of the Company’s common stock, $0.0001 par value to SREG for a price of $0.50 per share. The Purchase Agreement is filed herewith as Exhibit 10.90.

Third Amendment to Subscription Agreements

On November 26, 2007, the Company and Standard Renewable Energy, L.P. (“SRE, LP”), a wholly owned subsidiary of SREG, entered into a Third Amendment to Subscription Agreement (the “SRE, LP Amended Subscription Agreement”) whereby, in consideration of cancellation of the entire principal balance of, and accrued but unpaid interest on, the promissory note dated August 9, 2006, made by the Company in favor of SRE, LP (the “SRE, LP Note”), the $138,511 outstanding under the SRE, LP Note, which included $13,511 of accrued and unpaid interest, was converted into 277,022 unregistered shares of the Company’s common stock. On November 26, 2007, prior to the conversion of the SRE, LP Note, SRE, LP entered into an Assignment and Assumption Agreement whereby SREG assumed ownership of the SRE, LP Note. The SRE, LP Amended Subscription Agreement is filed herewith as Exhibit 10.86.

On November 26, 2007, the Company and SREG entered into a Third Amendment to Subscription Agreement (the “SREG Amended Subscription Agreement”) whereby, in consideration of cancellation of the entire principal balance of, and accrued but unpaid interest on, the promissory notes dated September 21, 2006, October 26, 2006, November 28, 2006 and February 6, 2007, made by the Company in favor of SREG (the “SREG Notes”), the $992,013 outstanding under the SREG Notes, which included $32,013 of accrued and unpaid interest, was converted into 1,984,026 unregistered shares of the Company’s common stock. The SREG Amended Subscription Agreement is filed herewith as Exhibit 10.87.

On November 26, 2007, the Company and Contango Venture Capital Corporation (“CVCC”), entered into a Third Amendment to Subscription Agreement (the “CVCC Amended Subscription Agreement”) whereby, in consideration of cancellation of the entire principal balance of, and accrued but unpaid interest on, the promissory notes dated August 9, 2006, November 22, 2006 and February 6, 2007, made by the Company in favor of CVCC (the “CVCC Notes”), the $844,628 outstanding under the CVCC Notes, which included $79,628 of accrued and unpaid interest, was converted into 1,260,639 unregistered shares of the Company’s common stock. The CVCC Amended Subscription Agreement is filed herewith as Exhibit 10.88.

New Subscription Agreements

On November 26, 2007, the Company and SREG entered into a Subscription Agreement (the “November 2007 SREG Subscription Agreement”), whereby, in consideration of cancellation of the entire principal balance of, and accrued but unpaid interest on, the promissory notes dated May 31, 2007 and August 20, 2007, made by the Company in favor of SREG (the “SREG New Notes”), the $758,530 outstanding under the SREG New Notes, which included $23,530 of accrued and unpaid interest, was converted into 1,517,060 unregistered shares of the Company’s common stock. The November 2007 SREG Subscription Agreement is filed herewith as Exhibit 10.89.

On November 26, 2007, the Company and CVCC entered into a Subscription Agreement (the “November 2007 CVCC Subscription Agreement”), whereby, in consideration of cancellation of the entire principal balance of, and accrued but unpaid interest on, the promissory notes dated May 30, 2007 and August 20, 2007, made by the Company in favor of CVCC (the “CVCC New Notes”), the $511,912 outstanding under the CVCC New Notes, which included $21,912 of accrued and unpaid interest, was converted into 764,048 unregistered shares of the Company’s common stock. The November 2007 CVCC Subscription Agreement is filed herewith as Exhibit 10.90.

Change in Exercise Price of Outstanding Warrants

As described under Item 3.02 below, on November 19, 2007, the Board of Directors of the Company approved the amendment of any and all warrants to purchase the common stock of the Company to reflect an exercise price of $0.50 per share. See Item 3.02 for a description of such warrants.

Item 3.02. Unregistered Sales of Equity Securities.

The sale of the Company’s common stock described below were not registered under the Securities Act of 1933, as amended (the "Act"), in reliance on the private offering exemption from registration provided by Section 4(2) of the Act. No underwriting discounts or commissions were paid in connection with the issuances described below.

Common Stock Purchase Agreement

As described under Item 1.01 above, on November 26, 2007, the Company sold a total of 2,400,000 unregistered shares of its common stock. See Item 1.01 for a description of this sale.

Conversion of SRE, LP Note

As described under Item 1.01 above, on November 26, 2007, the Company entered into the SRE, LP Amended Subscription Agreement under which it issued 277,022 unregistered shares of its common stock. See Item 1.01 for a description of this transaction.

Conversion of SREG Notes

As described under Item 1.01 above, on November 26, 2007, the Company entered into the SREG Amended Subscription Agreement and the November 2007 SREG Subscription Agreement under which it issued 3,501,086 unregistered shares of its common stock. See Item 1.01 for a description of these transactions.

Conversion of CVCC Notes

As described under Item 1.01 above, on November 26, 2007, the Company entered into the CVCC Amended Subscription Agreement and the November 2007 CVCC Subscription Agreement under which it issued 2,024,687 unregistered shares of its common stock. See Item 1.01 for a description of these transactions.

Conversion of Convertible Notes

On November 26, 2007, the Company agreed to allow for the conversion of the convertible promissory notes dated June 26, 2007, made by the Company in favor of the holders of the promissory notes (the “Convertible Notes”), in an original principal amount of $500,000, which, with $31,442 of accrued and unpaid interest, totaled $531,442, into 1,062,884 unregistered shares of its common stock at a conversion price of $0.50 per share.

Prior to the above noted sale and issuances, SREG and CVCC were the beneficial owners of approximately 45% and 17%, respectively, of the Company’s common stock. Subsequent to the above noted sales and issuances of the Company’s common stock, SREG and CVCC were the beneficial owners of approximately 54% and 19%, respectively, of the Company’s common stock.

Change in Exercise Price of Outstanding Warrants

In connection with the above noted sale and issuances of the Company’s common stock, on November 19, 2007, the Board of Directors of the Company approved the amendment of any and all warrants to purchase the common stock of the Company to reflect an exercise price of $0.50 per share. Outstanding warrants as of November 26, 2007 are as follows:

Date Issued	Expiration Date	Original Exercise Price	Amended Exercise Price	# of Common Shares for which Warrant is Exercisable
4/13/2006	4/13/2008	$1.50	$0.50	1,000,000
4/26/2006	4/26/2011	$3.00	$0.50	400,000
4/19/2007	4/19/2009	$1.20	$0.50	120,000
6/26/2007	6/26/2010	$1.00	$0.50	666,666
11/7/2007	11/7/2008	$0.50	$0.50	425,000
				2,611,666

Item 7.01.  Regulation FD Disclosure.

The pro forma balance sheet furnished below sets forth the Company’s balance sheet at September 30, 2007, as adjusted to give effect to the transactions described in Item 1.01 of this Form 8-K as if such transactions had been effected as of September 30, 2007.

Pursuant to Regulation FD, the information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

TRULITE, INC.

Unaudited Pro Forma Condensed Balance Sheet

	As Reported	Pro Forma		Pro Forma
	September 30, 2007	Adjustments		September 30, 2007
ASSETS

Current assets:
Cash and cash equivalents	$26,169	1,200,000	a	$1,226,169

Prepaid expenses and other current assets	4,799			4,799

Total current assets	30,968			1,230,968

Property and equipment, net	60,429			60,429

Patent application fees	41,963			41,963

Total assets	$133,360			$1,333,360

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$383,987	(19,672	)e	$364,315
Due to related parties	427,255	(23,238	)c	315,352
		(77,578	)b
		(11,087	)d
Notes payable to affiliates	3,075,000	(1,695,000	)c	-
		(1,255,000	)b
		(125,000	)d
Notes payable, net of unamortized discount of $103,955	396,045	(396,045	)e	-

Unearned revenue	2,495			2,495
Total current liabilities	4,284,782			682,162

Committment and Contingencies

Total stockholders' equity (deficit)	(4,151,422)	4,802,620	a - e	651,198

Total liabilities and stockholders' deficit	$133,360			$1,333,360

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

Note 1 - Pro Forma Adjustments

The following unaudited pro forma condensed balance sheet as of September 30, 2007 is based on the historical balance sheet of Trulite, Inc. after giving effect to the transactions noted in Item 1.01 and Item 3.02 of this Current Report on Form 8-K.

a)	This adjustment reflects the Common Stock Purchase Agreement with SREG.

b)	These adjustments reflect the conversion of the CVCC Notes and CVCC New Notes and accrued interest as of September 30, 2007.

c)	These adjustments reflect the conversion of the SREG Notes and SREG New Notes and accrued interest as of September 30, 2007.

d)	These adjustments reflect the conversion of the SRE, LP Notes and accrued interest as of September 30, 2007.

e)	These adjustments reflect the conversion of the Convertible Notes and accrued interest as of September 30, 2007.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.86	Third Amendment to Subscription Agreement – SRE, LP

10.87	Third Amendment to Subscription Agreement – SREG

10.88	Third Amendment to Subscription Agreement – CVCC

10.89	November 26, 2007 Subscription Agreement – SREG

10.90	November 26, 2007 Subscription Agreement – CVCC

10.91	SREG Common Stock Purchase Agreement

10.92	Form of April 13, 2006 Warrants, as Amended

10.93	Form of April 26, 2006 Warrants, as Amended

10.94	Form of April 19, 2007 Warrants, as Amended

10.95	Form of June 26, 2007 Warrants, as Amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULITE, INC.
(Registrant)

Dated: November 30, 2007	By:	/s/ G. Wade Stubblefield
	Name:	G. Wade Stubblefield
	Title:	Chief Financial Officer